UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

GLOBAL WHOLEHEALTH PARTNERS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-56035	46-2316220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Avenida Oliva San Clemente, CA	92673
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (714) 392-9752

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On July 22, 2020, Global WholeHealth Partners Corporation (the “Company”) entered into a Common Stock Purchase Agreement and a Registration Rights Agreement with EMC2 Capital, LLC (the “Buyer”) pursuant to which the Buyer agreed to invest up to One Hundred Million Dollars ($100,000,000) to purchase the Company’s common stock, par value $0.001 per share, at a purchase price as defined in the Common Stock Purchase Agreement. The Registration Rights Agreement was an inducement to the Buyer to execute and deliver the Common Stock Purchase Agreement, whereby the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of common stock issuable for Investor’s investment pursuant to the Common Stock Purchase Agreement.

In addition, the Company entered into a Common Stock Purchase Warrant with the Buyer to subscribe for a purchase from the Company up to Two Million (2,000,000) shares of the Company’s Common Stock, par value $0.001. The foregoing description of the Common Stock Purchase Agreement, Registration Rights Agreement, Common Stock Purchase Warrant and the Common Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of those documents, copies of which are attached as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K, and of which are incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
4.1	Registration Rights Agreement, dated July 22, 2020, by and between Global WholeHealth Partners Corporation and EMC2 Capital, LLC.	Filed herewith.
4.2	Common Stock Purchase Warrant, dated July 22, 2020, by and between Global WholeHealth Partners Corporation and EMC2 Capital, LLC.	Filed herewith.
10.1	Common Stock Purchase Agreement, dated July 22, 2020, by and between Global WholeHealth Partners Corporation and EMC2 Capital, LLC.	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WHOLEHEALTH PARTNERS CORPORATION (Registrant)
Date: July 23, 2020	By: /s/ Charles Strongo Charles Strongo Chief Executive Officer

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